                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)   November 19,
2004

                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     33-59380                13-3287757
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

   529 Fifth Avenue, New York, New York                    10017
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 (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                  -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

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*   The Registrant is not subject to the filing requirements of Section 13 or
    15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
    Current Report on Form 8-K.

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 19, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises")
and its wholly-owned subsidiary, Finlay Fine Jewelry Corporation (the
"Registrant") entered into a Consent and Amendment No. 3 in respect of the
Second Amended and Restated Credit Agreement dated as of January 22, 2003 (as amended, the "Credit Agreement") by and among Finlay Enterprises, the
Registrant, the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders") and General Electric Capital
Corporation, as agent for the Lenders (the "Consent and Amendment"). On November
22, 2004, the Registrant entered into a Seventh Amendment to Amended and
Restated Gold Consignment Agreement dated as of March 30, 2001 (as amended, the
"Gold Consignment Agreement") by and among the Registrant, eFinlay, Inc.,
Sovereign Bank and the other parties thereto (the "Institutions") (the "Seventh
Amendment"). Under the terms of the Consent and Amendment and the Seventh
Amendment, the Lenders and the Institutions, respectively, have agreed to allow the Registrant to continue to pay dividends to Finlay Enterprises to repurchase its common stock in open market or privately negotiated transactions through
September 30, 2005 in an amount of up to $12,600,000. The foregoing is qualified in its entirety by reference to the Consent and Amendment and the Seventh
Amendment attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

         (a) - (b)  Not Applicable

         (c)        Exhibits. The following exhibits are filed as part of this report:

EXHIBIT NO.            DESCRIPTION
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10.1                Consent and Amendment No. 3, dated as of November 19, 2004 to the Second Amended and Restated Credit Agreement, dated of January 22, 2003, among the Registrant, Finlay
                    Enterprises, General Electric Capital Corporation,
                    individually and in its capacity as administrative agent,
                    Fleet Precious Metals, Inc., individually and as
                    documentation agent, and certain other banks and
                    institutions.

10.2                Seventh Amendment, dated as of November 22, 2004, among
                    Sovereign Bank, as agent and a bank, Sovereign Precious
                    Metals LLC, Commerzbank International S.A., the Registrant
                    and eFinlay, Inc. to the Amended and Restated Gold
                    Consignment Agreement, dated as of March 30, 2001, as
                    amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINLAY FINE JEWELRY CORPORATION

Date:  November 22, 2004                 By: /s/ Bruce E. Zurlnick
                                             -----------------------------------
                                             Bruce E. Zurlnick
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer